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                                                                   EXHIBIT 10.54


                                    ADDENDUM

This ADDENDUM is attached to, and by this reference is made a part of that certain offer letter agreement ("Offer Letter") dated September 1, 2003, which set forth the terms of employment under which PRG-Schultz USA, Inc. ("USA") employed Richard Bacon ("Executive") as the Executive Vice President, International, for USA. To the extent that the terms and conditions set forth in this Addendum are in conflict with other provisions set forth in the Offer Letter, the terms and conditions set forth in this Addendum shall control and shall be applicable. Defined terms used but not defined in this Addendum shall have the meaning as set forth in the Offer Letter.

     1. The first paragraph shall be amended by deleting the second to last sentence thereof in its entirety, and inserting the following in lieu thereof:

This offer is also contingent on you providing documentation on your eligibility to work in the United States; provided, however, in the event that you, in good faith, apply to renew or replace any work visa or similar permit necessary for you to work in the United States and you are denied any such visa or permit for reasons beyond your reasonable control, PRGS agrees that it will allow you to maintain your business address within the United Kingdom, or within another mutually agreed upon location outside the United States.

     2. Except as  modified or amended as set forth  herein,  the  Agreement  is
hereby  adopted,   ratified  and  confirmed  without  further   modification  or
amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the date first above written.


                                   EXECUTIVE:


                                   /s/ Richard Bacon
                                   ----------------------------------
                                   Richard Bacon

                                   USA:


                                   PRG-SCHULTZ USA, INC.


                                   BY:      /s/ Maria A. Neff
                                   ------------------------------------
                                   ITS:     EVP Human Resources
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